UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2025

DFP HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-56681	32-0672927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1/F., No. 22, Lane 50, Section 3, Nangang Road,

Nangang District, Taipei City 115607

Taiwan

(Address of principal executive offices & zip code)

(886) 2 8772 2001

(Registrants’ telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 10, 2025, DFP Holdings Limited (the “Company”) jointly established a Singapore private limited company named Digital Frontier Platforms Pte Ltd, together with SoftBank China (SG) Pte Ltd and Mr. Hsu Shou Hung. Digital Frontier Platforms Pte Ltd was established to pursue high-growth opportunities in the digital economy by developing scalable platforms anchored in the education sector, with the potential to expand into adjacent verticals. The company aims to integrate educational content, training programs, and supply chain capabilities to support the global growth of promising products and merchants. Its strategy includes cultivating a distribution ecosystem and a talent empowerment model to drive cross-border commerce, streamline supply chain and financial operations, and accelerate product innovation—building a sustainable, scalable business platform.

The ownership interests in Digital Frontier Platforms Pte Ltd are as follows:

•	DFP Holdings Limited – 35%

•	SoftBank China (SG) Pte Ltd – 35%

•	Mr. Hsu Shou Hung – 30%

The parties subscribed to shares in accordance with Singapore company law as part of the standard incorporation process. The Company views this collaboration as a strategic step to expand its presence in the fast-evolving digital space. Further updates regarding the strategic direction, business milestones, and operational progress of Digital Frontier Platforms Pte Ltd will be provided in future filings.

Related Party Disclosure:

Mr. Hsu Shou Hung, who holds a 30% equity interest in Digital Frontier Platforms Pte Ltd, is also the largest shareholder and CEO and CFO of DFP Holdings Limited. The Company will ensure that any such future transactions are reviewed in accordance with its related party transaction policy and applicable corporate governance procedures.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DFP Holdings Limited
(Name of Registrant)

Date: May 6, 2025

	By:	/s/ Hsu Shou Hung
	Name:	Hsu Shou Hung
	Title:	Chief Executive Officer, Chief Financial Officer
(Principal Executive Officer, Principal Financial Officer)